UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2011

(Date of Report: Date of earliest event reported)

Piranha Ventures, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21909	86-0779928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

69-2, Jalan Taman Melaka Raya 25,
Taman Melaka Raya, 75000 Melaka, Malaysia.

 (Address of principal executive office)

Registrant's telephone number, including area code: +6 06-281 4534

Copy of Communications To:

Bernard & Yam, LLP
Attention: Bin Zhou, Esq.
401 Broadway Suite 1708
New York, NY 10013
Tel: 212-219-7783
Fax: 212-219-3604
(Name, Address and Telephone Number of Person
Authorized to Receive Notice and Communications on Behalf of Registrant)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events

We are filing this Form 8-K Current Report to correct one error contained in the Form 8-K Current Report filed on September 23, 2011, the SC-13D filed on September 23, 2011 and the SC 14F-1 filed on September 23, 2011 (collectively “September 23 Filings”). The name of our Secretary/Director is Chew Choong Weng. In our September 23 filings, the name of Chew Choong Weng was erroneously spelled as “Chew Chong Weng”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Piranha Ventures, Inc.

By:

/s/ Tan Lung Lai

Tan Lung Lai

CEO, CFO

Date:

October 17, 2011